UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): May 8, 2001


                                 FX ENERGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            Nevada                        0-25386              87-0504461
-------------------------------  ------------------------ --------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation or organization)                             Identification No.)


             3006 Highland Drive
                  Suite 206
            Salt Lake City, Utah                             84106
  ----------------------------------------                 -----------
  (Address of Principal Executive Offices)                  (Zip Code)


               Registrant's Telephone Number, including Area Code:
                                 (801) 486-5555


                                      N/A
              -----------------------------------------------------
                         (Former name, former address,
              and formal fiscal year, if changed since last report)


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                              ITEM 5. OTHER EVENTS
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         FX Energy's Chojnice 108-6 well will be plugged and abandoned as a dry hole. The well drilled a one-meter section of the well's target objective, the Main Dolomite, low to the Tuchola 108-2 well and had no shows.

         The Tuchola 108-2 discovered a 57-meter net pay interval in the Main Dolomite approximately 3 kilometers southeast of the Chojnice 108-6 location. The partners in the well FX Energy, Apache Corporation, the operator of the well, and the Polish Oil and Gas Company plan to shoot a 10-kilometer seismic line through the two well locations to help determine the extent of the Main Dolomite buildup.
Apache Corporation paid FX Energy's share of the drilling cost of the Chojnice 108-6.

         Testing of both the Tuchola 108-2 and the Wilga 255-2 wells is currently underway.

                               -------------------

This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 2000 annual report on Form 10-K and other SEC reports.

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

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FX ENERGY, INC.
                                            Registrant



Dated:  May 8, 2001                         By  /s/ Scott J. Duncan
                                                -------------------------------
                                                Scott J. Duncan, Vice-President

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